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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    Form 8-K



                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 13, 2000




                       Piedmont Natural Gas Company, Inc.
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             (Exact name of registrant as specified in its charter)



North Carolina                  1-6196                     56-0556998
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(State or Other Jurisdiction    (Commission           (I.R.S. Employer
 of Incorporation)              File Number)          Identification No.)


1915 Rexford Road, Charlotte, North Carolina                    28211
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's Telephone Number, Including Area Code     (704) 364-3120



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        (Former Name or Former Address, if Changed Since Last Report.)




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Item 5.   Other Events

On June 13, 2000, Piedmont Natural Gas Company announced that D. Hayes Clement has been elected to the Board of Directors effective July 1, 2000. Mr. Clement is a retired managing partner of the Greensboro, North Carolina, office of Arthur Andersen LLP. He currently serves as a board member of Libby Hill Seafood Restaurants, Inc., and SouthTrust Bank of North Carolina and as a member of the advisory board of SouthTrust Bank of Greensboro.

As previously reported in February 2000, Piedmont Natural Gas Company announced the formation of a joint venture to be named US Propane, L.P., to combine the propane operations of Piedmont Natural Gas Company with the propane operations of three other companies.

On June 15, 2000, US Propane announced that it will combine with Heritage Holdings, Inc., the general partner of Heritage Propane Partners, L.P. (NYSE:
HPG), to create the fourth-largest retail propane distributor in the United States. The transaction is subject to various regulatory approvals. Closing is anticipated to occur later this summer.

A copy of the Press Release is attached as an exhibit to this Form 8-K.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibit is filed herewith:

                  Exhibit No.      Description of Exhibit
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                     99.1          Press Release Dated June 15, 2000


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Piedmont Natural Gas Company, Inc.
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                                           (Registrant)

                              By /s/ Barry L. Guy
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                                  Barry L. Guy
                                  Vice President and Controller
                                  (Principal Accounting Officer)

Date  June 20, 2000



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